UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): July 23, 2001


                         Shire Pharmaceuticals Group plc
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             (Exact name of registrant as specified in its charter)


                                England and Wales
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                 (State or other jurisdiction of incorporation)


              0-29630                                         N/A
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     (Commission File Number)                 (IRS Employer Identification No.)

Hampshire International Business Park, Chineham, Basingstoke,
Hampshire RG24 8EP England
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(Address of principal executive offices)                          (Zip code)

Registrant's telephone number, including area code           44 1256 894 000
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          (Former name or former address, if changed since last report)



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Item 5.  Other Events

     On July 23, 2001, Shire Pharmaceuticals Group plc issued the press release attached as Exhibit 99.1 and incorporated by reference herein.

Item 7.  Financial Statements and Exhibits

     (c) Exhibits. The following exhibit is filed herewith:

     99.1 Press Release dated July 23, 2001.






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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 23, 2001         SHIRE PHARMACEUTICALS GROUP PLC


                              By:  /s/ Angus C. Russell
                                   ---------------------------------------
                                   Name:  Angus C. Russell
                                   Title: Group Finance Director


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                                  EXHIBIT INDEX


Number   Description

99.1              Press Release dated July 23, 2001